Exhibit 5.15

Our ref KZR/774516-000008/66812579v2

Valaris Limited Clarendon House, 2 Church Street, Hamilton HM 11 Bermuda

11 June 2021

Alpha Achiever Company, Alpha Admiral Company, Alpha Archer Company, Alpha Aurora Company, Alpha Offshore Drilling Services Company, Alpha Orca Company, Atwood Oceanics Pacific Limited, Atwood Offshore Worldwide Limited, ENSCO (Barbados) Limited., ENSCO Associates Company, ENSCO Capital Limited, ENSCO Development Limited, Ensco Drilling I Ltd., Ensco Endeavors Limited, Ensco Global II Ltd., ENSCO Global Limited, Ensco Holdings I Ltd., ENSCO Limited, Ensco Ocean 2 Company, ENSCO Oceanics International Company, ENSCO Offshore International Company, ENSCO Offshore International Holdings Limited, ENSCO Overseas Limited, Ensco Transnational I Ltd., Ensco Transnational III Ltd., Ensco Universal Holdings I Ltd., Ensco Universal Holdings II Ltd., Ensco Vistas Limited, Pacific Offshore Labor Company, RCI International, Inc., RDC Arabia Drilling, Inc., RoCal Cayman Limited and Rowan Drilling (Trinidad) Limited

We have acted as counsel as to Cayman Islands law to Alpha Achiever Company, Alpha Admiral Company, Alpha Archer Company, Alpha Aurora Company, Alpha Offshore Drilling Services Company, Alpha Orca Company, Atwood Oceanics Pacific Limited, Atwood Offshore Worldwide Limited, ENSCO (Barbados) Limited., ENSCO Associates Company, ENSCO Capital Limited, ENSCO Development Limited, Ensco Drilling I Ltd., Ensco Endeavors Limited, Ensco Global II Ltd., ENSCO Global Limited, Ensco Holdings I Ltd., ENSCO Limited, Ensco Ocean 2 Company, ENSCO Oceanics International Company, ENSCO Offshore International Company, ENSCO Offshore International Holdings Limited, ENSCO Overseas Limited, Ensco Transnational I Ltd., Ensco Transnational III Ltd., Ensco Universal Holdings I Ltd., Ensco Universal Holdings II Ltd., Ensco Vistas Limited, Pacific Offshore Labor Company, RCI International, Inc., RDC Arabia Drilling, Inc., RoCal Cayman Limited and Rowan Drilling (Trinidad) Limited (together, the "Guarantors" and each, a "Guarantor") in connection with the issue by Valaris Limited, a Bermuda exempted company (the "Issuer"), of Senior Secured First Lien Notes due 2028 (the "Notes"), including the Notes issued on 30 April  2021 (the “Initial Notes”) and additional Notes that may be issued if interest on the Notes is paid-in-kind through maturity (the “PIK Notes”), pursuant to the Indenture (the "Indenture") dated as of 30 April 2021 between the Issuer, the Guarantors and Wilmington Savings Fund Society, FSB, as trustee and first lien collateral agent.

Under the Indenture, the Guarantors guarantee, in general terms, the principal of, premium, if any, interest on and all other payment obligations of the Issuer due under the Indenture and the Notes (the “Guarantee”). The Notes and the Guarantee will be registered on a Registration Statement on Form S-1 (the “Registration Statement”), filed by the Issuer and the Guarantors with the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).

We understand that Kirkland & Ellis LLP, United States counsel to the Issuer and the Guarantors, and Conyers Dill & Pearman Limited, Bermudan counsel to the Issuer, will each deliver an opinion relating to the Notes to be delivered under the Registration Statement.

1	Documents Reviewed

We have reviewed originals, copies, drafts or conformed copies of the following documents:

1.1	The certificate of incorporation and certificate of incorporation on change of name (as applicable) of each Guarantor listed in Part One of the First Schedule.

1.2	The Memoranda and Articles (as defined in the First Schedule) of each Guarantor listed in Part Two of the First Schedule.

1.3	The written resolutions of the board of directors of each Guarantor dated 30 April 2021 (the "Guarantor Resolutions") and the Register of Directors and Officers, the Register of Members and the Register of Mortgages and Charges of each Guarantor.

1.4	A certificate of good standing with respect to each Guarantor issued by the Registrar of Companies dated 8 June 2021 (the "Certificates of Good Standing").

1.5	Certificates from a director of each Guarantor, copies of which are attached to this opinion letter (the "Director's Certificates").

1.6	The Registration Statement.

1.7	The Indenture.

1.8	The form of Notes.

2	Assumptions

The following opinions are given only as to, and based on, circumstances and matters of fact existing and known to us on the date of this opinion letter. These opinions only relate to the laws of the Cayman Islands which are in force on the date of this opinion letter. In giving the following opinions, we have relied (without further verification) upon the completeness and accuracy, as at the date of this opinion letter, of the Director's Certificates and the Certificates of Good Standing. We have also relied upon the following assumptions, which we have not independently verified:

2.1	The Indenture has been or will be authorised and duly executed and unconditionally delivered by or on behalf of all relevant parties in accordance with all relevant laws (other than, with respect to the Guarantors, the laws of the Cayman Islands).

2

2.2	The Indenture is, or will be, legal, valid, binding and enforceable against all relevant parties in accordance with its terms under the laws of the State of New York (the "Relevant Law") and all other relevant laws (other than, with respect to the Guarantors, the laws of the Cayman Islands).

2.3	The choice of the Relevant Law as the governing law of the Indenture has been made in good faith and would be regarded as a valid and binding selection which will be upheld by any state or Federal court in the Borough of Manhattan, New York, New York, and any appellate court thereof (the "Relevant Jurisdiction") and any other relevant jurisdiction (other than the Cayman Islands) as a matter of the Relevant Law and all other relevant laws (other than the laws of the Cayman Islands).

2.4	The Indenture has been duly executed, dated and unconditionally delivered by all parties thereto.

2.5	Copies of documents, conformed copies or drafts of documents provided to us are true and complete copies of, or in the final forms of, the originals.

2.6	All signatures, initials and seals are genuine.

2.7	The capacity, power, authority and legal right of all parties under all relevant laws and regulations (other than, with respect to the Guarantors, as applicable, the laws and regulations of the Cayman Islands) to enter into, execute, unconditionally deliver and perform their respective obligations under the Indenture.

2.8	There is no contractual or other prohibition or restriction (other than as arising under Cayman Islands law) binding on the Guarantors prohibiting or restricting them from entering into and performing their obligations under the Indenture.

2.9	No monies paid to or for the account of any party under the Indenture or any property received or disposed of by any party to the Indenture in each case in connection with the Indenture or the consummation of the transactions contemplated thereby represent or will represent proceeds of criminal conduct or criminal property or terrorist property (as defined in the Proceeds of Crime Act (As Revised) and the Terrorism Act (As Revised), respectively).

2.10	There is nothing under any law (other than the laws of the Cayman Islands) which would or might affect the opinions set out below. Specifically, we have made no independent investigation of the Relevant Law.

3	Opinions

Based upon, and subject to, the foregoing assumptions and the qualifications set out below, and having regard to such legal considerations as we deem relevant, we are of the opinion that:

3.1	Each Guarantor has been duly incorporated as an exempted company with limited liability and is validly existing and in good standing with the Registrar of Companies under the laws of the Cayman Islands.

3.2	Each Guarantor has all requisite power and authority under its Memorandum and Articles to enter into, execute and perform their obligations under the Indenture to which it is a party, including the Guarantee.

3

3.3	The execution, delivery and performance of the Indenture, including the Guarantee, have been authorised by and on behalf of the Guarantors and, assuming the Indenture has been executed and unconditionally delivered by any Authorized Person (as defined in the relevant Guarantor Resolutions) of the Guarantors, the Indenture, including the Guarantee, has been duly executed and delivered on behalf of the Guarantors and constitute the legal, valid and binding obligations of the Guarantors enforceable in accordance with its terms.

4	Qualifications

The opinions expressed above are subject to the following qualifications:

4.1	The term "enforceable" as used above means that the obligations assumed by the Guarantors under the Indenture are of a type which the courts of the Cayman Islands will enforce. It does not mean that those obligations will necessarily be enforced in all circumstances in accordance with their terms. In particular:

(a)	enforcement may be limited by bankruptcy, insolvency, liquidation, reorganisation, readjustment of debts or moratorium or other laws of general application relating to or affecting the rights of creditors;

(b)	enforcement may be limited by general principles of equity. For example, equitable remedies such as specific performance may not be available, inter alia, where damages are considered to be an adequate remedy;

(c)	where obligations are to be performed in a jurisdiction outside the Cayman Islands, they may not be enforceable in the Cayman Islands to the extent that performance would be illegal under the laws of that jurisdiction; and

(d)	some claims may become barred under relevant statutes of limitation or may be or become subject to defences of set off, counterclaim, estoppel and similar defences.

4.2	To maintain each Guarantor in good standing with the Registrar of Companies under the laws of the Cayman Islands, annual filing fees must be paid and returns made to the Registrar of Companies within the time frame prescribed by law.

This opinion letter is given as of the date shown. We hereby consent to the reference to our firm under the caption “Legal Matters” in the Registration Statement and to the use of this opinion letter as an exhibit to the Registration Statement. In giving such consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

We are aware that Kirkland & Ellis LLP and Conyers Dill & Pearman Limited will rely as to matters of Cayman Islands law on this opinion in rendering their opinions to you to be filed with the Registration Statement and we authorise them to so rely.

Yours faithfully

/s/ Maples and Calder (Cayman) LLP

Maples and Calder (Cayman) LLP

4

First Schedule

Part One

The Certificates of Incorporation

1	The certificate of incorporation dated 16 June 2010 and the certificate of incorporation on change of name dated 4 November 2011 of Alpha Achiever Company.

2	The certificate of incorporation dated 25 September 2012 of Alpha Admiral Company.

3	The certificate of incorporation dated 14 June 2013 of Alpha Archer Company.

4	The certificate of incorporation dated 3 December 2008 of Alpha Aurora Company.

5	The certificate of incorporation dated 13 February 1996 and the certificate of incorporation on change of name dated 21 January 2005 of Alpha Offshore Drilling Services Company.

6	The certificate of incorporation dated 8 February 2011 of Alpha Orca Company.

7	The certificate of incorporation dated 13 January 1981 and the certificate of incorporation on change of name dated 5 February 1981 of Atwood Oceanics Pacific Limited.

8	The certificate of incorporation dated 31 January 2011 of Atwood Offshore Worldwide Limited.

9	The certificate of incorporation dated 20 March 2003 and the certificate of incorporation on change of name dated 3 April 2003 of ENSCO (Barbados) Limited.

10	The certificate of incorporation dated 30 October 2009 of ENSCO Associates Company.

11	The certificate of incorporation dated 27 May 2010 of ENSCO Capital Limited.

12	The certificate of incorporation dated 24 November 2010 of ENSCO Development Limited.

13	The certificate of incorporation dated 12 June 2017 of Ensco Drilling I Ltd.

14	The certificate of incorporation dated 21 April 2011 of Ensco Endeavors Limited.

15	The certificate of incorporation dated 9 August 2016 of Ensco Global II Ltd.

16	The certificate of incorporation dated 5 October 2009 of ENSCO Global Limited.

17	The certificate of incorporation dated 25 September 2017 of Ensco Holdings I Ltd.

18	The certificate of incorporation dated 27 January 1982, the certificate of incorporation on change of name dated 4 October 1982, the certificate of incorporation on change of name dated 22 February 1988 and the certificate of incorporation on change of name dated 1 August 1989 of ENSCO Limited.

19	The certificate of incorporation dated 8 June 2017 of Ensco Ocean 2 Company.

20	The certificate of incorporation dated 18 December 2001 of ENSCO Oceanics International Company.

21	The certificate of incorporation dated 18 June 1997 of ENSCO Offshore International Company.

22	The certificate of incorporation dated 17 March 2010 of ENSCO Offshore International Holdings Limited.

23	The certificate of incorporation dated 24 March 2010 of ENSCO Overseas Limited.

24	The certificate of incorporation dated 8 June 2017 of Ensco Transnational I Ltd.

25	The certificate of incorporation dated 8 June 2017 of Ensco Transnational III Ltd.

26	The certificate of incorporation dated 10 May 2016 of Ensco Universal Holdings I Ltd.

27	The certificate of incorporation dated 11 May 2016 of Ensco Universal Holdings II Ltd.

28	The certificate of incorporation dated 27 May 2011 of Ensco Vistas Limited.

29	The certificate of incorporation dated 24 September 2009 of Pacific Offshore Labor Company.

30	The certificate of incorporation dated 15 July 2008 of RCI International, Inc.

31	The certificate of registration by way of continuation dated 2 May 2011 of RDC Arabia Drilling, Inc.

32	The certificate of incorporation dated 15 July 2008 and the certificate of incorporation on change of name dated 23 February 2015 of RoCal Cayman Limited.

33	The certificate of incorporation dated 17 April 2008 and the certificate of incorporation on change of name dated 26 May 2010 of Rowan Drilling (Trinidad) Limited.

Part Two

The Memoranda and Articles of Association

1	The amended and restated memorandum of association of Alpha Achiever Company as adopted on 28 March 2016 (the "Alpha Achiever Memorandum") and the amended and restated articles of association of Alpha Achiever Company as adopted on 28 March 2016 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the Alpha Achiever Memorandum, the "Alpha Achiever Memorandum and Articles").

2	The amended and restated memorandum of association of Alpha Admiral Company as adopted on 8 October 2012 (the "Alpha Admiral Memorandum") and the amended and restated articles of association of Alpha Admiral Company as adopted on 8 October 2012 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the Alpha Admiral Memorandum, the "Alpha Admiral Memorandum and Articles").

3	The memorandum of association of Alpha Archer Company as registered on 14 June 2013 (the "Alpha Archer Memorandum") and the articles of association of Alpha Archer Company as registered on 14 June 2013 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the Alpha Archer Memorandum, the "Alpha Archer Memorandum and Articles").

4	The amended and restated memorandum of association of Alpha Aurora Company as adopted on 6 May 2011 (the "Alpha Aurora Memorandum") and the amended and restated articles of association of Alpha Aurora Company as adopted on 6 May 2011 as amended by special resolutions dated 30 April 2021 (together with the Alpha Aurora Memorandum, the "Alpha Aurora Memorandum and Articles").

5	The amended and restated memorandum of association of Alpha Offshore Drilling Services Company as adopted on 25 April 2012 (the "AODSC Memorandum") and the amended and restated articles of association of Alpha Offshore Drilling Services Company as adopted on 25 April 2012 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the AODSC Memorandum, the "AODSC Memorandum and Articles").

6	The amended and restated memorandum of association of Alpha Orca Company as adopted on 28 March 2016 (the "Alpha Orca Memorandum") and the amended and restated articles of association of Alpha Orca Company as adopted on 28 March 2016 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the Alpha Orca Memorandum, the "Alpha Orca Memorandum and Articles").

7	The amended and restated memorandum of association of Atwood Oceanics Pacific Limited as adopted on 31 December 2014 (the "AOPL Memorandum") and the amended and restated articles of association of Atwood Oceanics Pacific Limited as adopted on 31 December 2014 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the AOPL Memorandum, the "AOPL Memorandum and Articles").

8	The amended and restated memorandum of association of Atwood Offshore Worldwide Limited as adopted on 30 October 2017 (the "AOWL Memorandum") and the amended and restated articles of association of Atwood Offshore Worldwide Limited as adopted on 30 October 2017 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the AOWL Memorandum, the "AOWL Memorandum and Articles").

9	The memorandum of association of ENSCO (Barbados) Limited. as registered on 20 March 2003 (the "EBL Memorandum") and the articles of association of ENSCO (Barbados) Limited. as registered on 20 March 2003 as amended by special resolutions dated 30 April 2021 (together with the EBL Memorandum, the "EBL Memorandum and Articles").

10	The memorandum of association of ENSCO Associates Company as registered on 30 October 2009 (the "EAC Memorandum") and the articles of association of ENSCO Associates Company as registered on 30 October 2009 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the EAC Memorandum, the "EAC Memorandum and Articles").

11	The memorandum of association of ENSCO Capital Limited as registered on 27 May 2010 (the "ECL Memorandum") and the articles of association of ENSCO Capital Limited `as registered on 27 May 2010 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the ECL Memorandum, the "ECL Memorandum and Articles").

12	The memorandum and articles of association of ENSCO Development Limited as registered on 24 November 2010 (the "EDL Memorandum and Articles").

13	The memorandum of association of Ensco Drilling I Ltd. as registered on 12 June 2017 (the "EDIL Memorandum") the articles of association of Ensco Drilling I Ltd. as registered on 12 June 2017 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the EDIL Memorandum, the "EDIL Memorandum and Articles").

14	The amended and restated memorandum of association of Ensco Endeavors Limited as adopted on 10 December 2012 (the "EEL Memorandum") and the amended and restated articles of association of Ensco Endeavors Limited as adopted on 10 December 2012 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the EEL Memorandum, the "EEL Memorandum and Articles").

15	The memorandum of association of Ensco Global II Ltd. as registered on 9 August 2016 (the "EGL II Memorandum") and the articles of association of Ensco Global II Ltd. as registered on 9 August 2016 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the EGL II Memorandum, the "EGL II Memorandum and Articles").

16	The memorandum of association of ENSCO Global Limited as registered on 5 October 2009 (the "EGL Memorandum") and the amended and restated articles of association of ENSCO Global Limited as adopted on 21 November 2011 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the EGL Memorandum, the "EGL Memorandum and Articles").

17	The memorandum of association of Ensco Holdings I Ltd. as registered on 25 September 2017 (the "EHIL Memorandum") and the articles of association of Ensco Holdings I Ltd. as registered on 25 September 2017 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the EHIL Memorandum, the "EHIL Memorandum and Articles").

18	The memorandum of association of ENSCO Limited as registered of 27 January 1982 (the "EL Memorandum") and the articles of association of ENSCO Limited as registered on 27 January 1982 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the EL Memorandum, the "EL Memorandum and Articles").

19	The memorandum of association of Ensco Ocean 2 Company as registered on 8 June 2017 (the "EO2C Memorandum") and the articles of association of Ensco Ocean 2 Company as registered on 8 June 2017 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the EO2C Memorandum, the "EO2C Memorandum and Articles").

20	The memorandum of association of ENSCO Oceanics International Company as registered on 18 December 2001 (the "ENSCO Oceanics Memorandum") and the articles of association of ENSCO Oceanics International Company as registered on 18 December 2001 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the ENSCO Oceanics Memorandum, the "ENSCO Oceanics Memorandum and Articles").

21	The memorandum of association of ENSCO Offshore International Company as registered on 18 June 1997 (the "EOIC Memorandum") and the articles of association of ENSCO Offshore International Company as registered on 18 June 1997 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the EOIC Memorandum, the "EOIC Memorandum and Articles").

22	The amended and restated memorandum of association of ENSCO Offshore International Holdings Limited as adopted on 13 January 2015 (the "EOIHL Memorandum") and the amended and restated articles of association of ENSCO Offshore International Holdings Limited as adopted on 13 January 2015 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the EOIHL Memorandum, the "EOIHL Memorandum and Articles").

23	The memorandum of association of ENSCO Overseas Limited as registered on 24 March 2010 (the "EOL Memorandum") and the articles of association of ENSCO Overseas Limited as registered on 24 March 2010 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the EOL Memorandum, the "EOL Memorandum and Articles").

24	The memorandum of association of Ensco Transnational I Ltd. as registered on 8 June 2017 (the "ET I Memorandum") and the articles of association of Ensco Transnational I Ltd. as registered on 8 June 2017 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the ET I Memorandum, the "ET I Memorandum and Articles").

25	The memorandum of association of Ensco Transnational III Ltd. as registered on 8 June 2017 (the "ET III Memorandum") and the articles of association of Ensco Transnational III Ltd. as registered on 8 June 2017 as amended by special resolutions dated 30 April 2021 (together with the ET III Memorandum, the "ET III Memorandum and Articles").

26	The amended and restated memorandum of association of Ensco Universal Holdings I Ltd. as adopted on 17 May 2016 (the "EUH I Memorandum") and the amended and restated articles of association of Ensco Universal Holdings I Ltd. as adopted on 17 May 2016 as amended by special resolutions dated 30 April 2021 (together with the EUH I Memorandum, the "EUH I Memorandum and Articles").

27	The amended and restated memorandum of association of Ensco Universal Holdings II Ltd. as adopted on 19 May 2016 (the "EUH II Memorandum") and the amended and restated articles of association of Ensco Universal Holdings II Ltd. as adopted on 19 May 2016 as amended by special resolutions dated 30 April 2021 (together with the EUH II Memorandum, the "EUH II Memorandum and Articles").

28	The memorandum of association of Ensco Vistas Limited as registered on 27 May 2011 (the "EVL Memorandum") and the articles of association of Ensco Vistas Limited as registered on 27 May 2011 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the EVL Memorandum, the "EVL Memorandum and Articles").

29	The memorandum of association of Pacific Offshore Labor Company as registered on 24 September 2009 (the "POLC Memorandum") and the articles of association of Pacific Offshore Labor Company as registered on 24 September 2009 as amended by special resolutions dated 30 April 2021 (together with the POLC Memorandum, the "POLC Memorandum and Articles").

30	The memorandum and articles of association of RCI International, Inc. as registered on 15 July 2008 (the "RCI Memorandum and Articles").

31	The memorandum of association of RDC Arabia Drilling, Inc. as registered on 2 May 2011 (the "RDC Memorandum ") and the articles of association of RDC Arabia Drilling, Inc. as registered on 2 May 2011 as amended by special resolutions dated 30 April 2021 (together with the RDC Memorandum, the "RDC Memorandum and Articles").

32	The amended and restated memorandum of association of RoCal Cayman Limited as adopted on 24 September 2020 (the "RoCal Memorandum") and the amended and restated articles of association of RoCal Cayman Limited as adopted on 24 September 2020 as amended by special resolutions dated 30 April 2021 (together with the RoCal Memorandum, the "RoCal Memorandum and Articles").

33	The amended and restated memorandum of association of Rowan Drilling (Trinidad) Limited as adopted on 25 May 2010 (the "RDTL Memorandum") and the amended and restated articles of association of Rowan Drilling (Trinidad) Limited as adopted on 25 May 2010 as amended by special resolutions dated 15 January 2021 and 30 April 2021 (together with the RDTL Memorandum, the "RDTL Memorandum and Articles").

The documents referred to in paragraphs 1 to 33 in Part Two of the First Schedule are referred to as the "Memoranda and Articles" and, each, the "Memorandum and Articles".

Alpha Achiever Company

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Alpha Achiever Company (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The Alpha Achiever Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the Alpha Achiever Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Nicolas Jaciuk

Kevin Klein

Jamie Nelson

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the certificate of incorporation on change of name, the Alpha Achiever Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Alpha Admiral Company

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Alpha Admiral Company (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The Alpha Admiral Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the Alpha Admiral Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Nicolas Jaciuk

Kevin Klein

Jamie Nelson

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the Alpha Admiral Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Alpha Archer Company

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Alpha Archer Company (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The Alpha Archer Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the Alpha Archer Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Nicolas Jaciuk

Kevin Klein

Jamie Nelson

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the Alpha Archer Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion

Alpha Aurora Company

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Alpha Aurora Company (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The Alpha Aurora Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the Alpha Aurora Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Kevin Klein

Nicolas Jaciuk

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the Alpha Aurora Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Alpha Offshore Drilling Services Company

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Alpha Offshore Drilling Services Company (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The AODSC Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the AODSC Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Abhay Muddanna Shetty

Jacques-Henri Eychenne

Nicolas Jaciuk

6	You have been provided with complete and accurate copies of the certificate of incorporation, certificate of incorporation on change of name, the AODSC Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Alpha Orca Company

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Alpha Orca Company (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The Alpha Orca Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the Alpha Orca Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Nicolas Jaciuk

Kevin Klein

Jamie Nelson

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the Alpha Orca Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Atwood Oceanics Pacific Limited

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Atwood Oceanics Pacific Limited (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The AOPL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the AOPL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Nicolas Jaciuk

Abhay M. Shetty

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, certificate of incorporation on change of name, AOPL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Atwood Offshore Worldwide Limited

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Atwood Offshore Worldwide Limited (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The AOWL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the AOWL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholders of the Company (the "Shareholders") have not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Abhay Muddanna Shetty

Jacques-Henri Eychenne

Nicolas Jaciuk

6	You have been provided with complete and accurate copies of the certificate of incorporation, the AOWL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

ENSCO (Barbados) Limited.

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

ENSCO (Barbados) Limited. (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EBL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EBL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Abhay M. Shetty

Nicolas Jaciuk

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, certificate of incorporation on change of name, the EBL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

ENSCO Associates Company

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

ENSCO Associates Company (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EAC Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EAC Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Kristin Larsen

Jamie Nelson

David A. Armour

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EAC Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ David A. Armour
Name:	David A. Armour
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

ENSCO Capital Limited

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

ENSCO Capital Limited (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The ECL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the ECL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

John Winton

Peter Wilson

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the ECL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

ENSCO Development Limited

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

ENSCO Development Limited (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EDL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EDL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholders of the Company (the "Shareholders") have not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Nicolas Jaciuk

Abhay M. Shetty

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EDL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholders taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Ensco Drilling I Ltd.

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Ensco Drilling I Ltd. (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EDIL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EDIL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Nicolas Jaciuk

Kevin Klein

Jonathan Paul Cross

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EDIL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Ensco Endeavors Limited

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Ensco Endeavors Limited (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EEL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EEL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Stephen Mooney

John Winton

Peter Wilson

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EEL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Ensco Global II Ltd.

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Ensco Global II Ltd. (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EGL II Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EGL II Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Colleen Grable

Nicolas Jaciuk

Kevin Klein

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EGL II Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

ENSCO Global Limited

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

ENSCO Global Limited (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EGL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EGL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

John Winton

Peter Wilson

Gilles Luca

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EGL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Ensco Holdings I Ltd.

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Ensco Holdings I Ltd. (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EHIL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EHIL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Christian J. Ochoa

Stephen Mooney

Nicolas Jaciuk

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EHIL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

ENSCO Limited

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

ENSCO Limited (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Nicolas Jaciuk

Abhay M. Shetty

Jacques-Henri Eychenne

Jamie Nelson

6	You have been provided with complete and accurate copies of the certificate of incorporation, the certificates of incorporation on change of name, the EL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Ensco Ocean 2 Company

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Ensco Ocean 2 Company (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EO2C Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EO2C Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Nicolas Jaciuk

Kevin Klein

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EO2C Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

ENSCO Oceanics International Company

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

ENSCO Oceanics International Company (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The ENSCO Oceanics Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the ENSCO Oceanics Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Abhay M. Shetty

Nicolas Jaciuk

Stephen Mooney

Jacques-Henri Eychenne

6	You have been provided with complete and accurate copies of the certificate of incorporation, the ENSCO Oceanics Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

ENSCO Offshore International Company

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

ENSCO Offshore International Company (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EOIC Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EOIC Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Kevin Klein

Nicolas Jaciuk

Jamie Nelson

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EOIC Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

ENSCO Offshore International Holdings Limited

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

ENSCO Offshore International Holdings Limited (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EOIHL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EOIHL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Jonathan Cross

Peter Wilson

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EOIHL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

ENSCO Overseas Limited

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

ENSCO Overseas Limited (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EOL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EOL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Kevin Klein

Nicolas Jaciuk

Jamie Nelson

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EOL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Ensco Transnational I Ltd.

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Ensco Transnational I Ltd. (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The ET I Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the ET I Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Kevin Klein

Nicolas Jaciuk

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the ET I Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Ensco Transnational III Ltd.

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Ensco Transnational III Ltd. (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The ET III Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the ET III Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Kevin Klein

Nicolas Jaciuk

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the ET III Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Ensco Universal Holdings I Ltd.

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Ensco Universal Holdings I Ltd. (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EUH I Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EUH I Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Jonathan Cross

Stephen Mooney

Peter Wilson

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EUH I Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Ensco Universal Holdings II Ltd.

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Ensco Universal Holdings II Ltd. (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EUH II Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EUH II Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Colleen Grable

John Winton

Gilles Luca

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EUH II Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Colleen Grable
Name:	Colleen Grable
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Ensco Vistas Limited

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Ensco Vistas Limited (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The EVL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the EVL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Nicolas Jaciuk

Jacques-Henri Eychenne

Jamie Nelson

David A. Armour

6	You have been provided with complete and accurate copies of the certificate of incorporation, the EVL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Pacific Offshore Labor Company

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Pacific Offshore Labor Company (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The POLC Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the POLC Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Paula Hall

Nicolas Jaciuk

Jacques-Henri Philippe Eychenne

6	You have been provided with complete and accurate copies of the certificate of incorporation, the POLC Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

RCI INTERNATIONAL, INC.

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

RCI INTERNATIONAL, INC. (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The RCI Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the RCI Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholders of the Company (the "Shareholders") have not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Nicolas Jaciuk

Derek Sample

Colleen Grable

6	You have been provided with complete and accurate copies of the certificate of incorporation, the RCI Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholders taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

RDC Arabia Drilling, Inc.

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

RDC Arabia Drilling, Inc. (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The RDC Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the RDC Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Nicolas Jaciuk

Colleen Grable

Derek Sample

6	You have been provided with complete and accurate copies of the certificate of registration by way of continuation, the RDC Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

RoCal Cayman Limited

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

RoCal Cayman Limited (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The RoCal Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the RoCal Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Derek Sample

Colleen Grable

Nicolas Jaciuk

6	You have been provided with complete and accurate copies of the certificate of incorporation, the certificate of incorporation on change of name, the RoCal Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

Rowan Drilling (Trinidad) Limited

One Capital Place, 3rd Floor

PO Box 1564, Grand Cayman

KY1-1110

Cayman Islands

11 June 2021

To:	Maples and Calder (Cayman) LLP
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Rowan Drilling (Trinidad) Limited (the "Company")

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the "Opinion") in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The RDTL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3	The Guarantor Resolutions of the Company were duly passed in the manner prescribed in the RDTL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4	The shareholder of the Company (the "Shareholder") has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Guarantor Resolutions of the Company and at the date of this certificate were and are as follows:

Kevin Klein

Jamie Nelson

Ben Rose

Stephen Mooney

6	You have been provided with complete and accurate copies of the certificate of incorporation, the certificate of incorporation on change of name, the RDTL Memorandum and Articles and the register of directors and officers, the register of members and the register of mortgages and charges of the Company.

7	To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholder taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company's property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Director

[Signature page to Director's Certificate for Maples Legal Opinion]

105